SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

April 21, 2005

MOBILEPRO CORP.
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(Exact Name of Registrant as Specified in Charter)

Delaware	000-51010	87-0419571
State of Incorporation)	(Commission File Number )	(IRS Employer Identification No.)

6701 Democracy Blvd., Suite 300
Bethesda, MD 20817
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(Address of principal executive offices) (Zip Code)

(301) 315-9040
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(Registrant's telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 22, 2005, we issued a press release to announce that we have been awarded a contract to deploy and manage a city-wide wireless network covering the complete 40-square-mile area of Tempe, Arizona. The five-year contract was awarded on Thursday, April 21, 2005 by the Tempe City Council. The award is subject to the execution of a final written contract between the city and us and will include the option for two five-year extensions.

A copy of the press release is attached as an exhibit under Item 9.01(c) of this report. A copy of the contract will be filed in an amendment to this Form 8-K after the contract has been executed or in our first periodic report following execution of that contract.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits Furnished.

99.1	Press Release, dated April 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

  By: /s/ Jay O. Wright
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  Jay O. Wright
  President and Chief Executive Officer
  MOBILEPRO CORP.

Date: April 26, 2005